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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2002
                                                 --------------



                      Atalanta/Sosnoff Capital Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)


           Delaware                1-9137                      13-3339071

(State or other jurisdiction of   (Commission               (IRS Employer
        Incorporation)           File Number)             Identification No.)


          101 Park Avenue, New York, New York 10178                        10178
--------------------------------------------------------------------------------
                (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (212) 867-5000
                                                   --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.   Changes in Registrant's Certifying Accountant.

         On March 22, 2002 the Board of Directors of the Company, upon recommendation of the Audit Committee, appointed the firm of Rothstein, Kass & Company, P.C. independent auditors for the Company for 2002, subject to ratification by the stockholders. Arthur Andersen LLP had served as independent auditors of the Company since 1989. The Audit Committee determined not to recommend the reappointment of this firm based upon the Committee's concern about this firm's exposure to civil and criminal liabilities. Arthur Andersen LLP's reports on the Company's financial statements during this period have not contained any adverse opinion or disclaimer of opinion or any qualification or modification of any kind nor have there been any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The engagement of Rothstein, Kass & Company, P.C. is expected to commence as of the beginning of the Company's 2002 fiscal year.

         In accordance with Temporary Rule 3T to Regulation S-X Registrant simultaneously herewith filed a letter making certain representations to the Securities and Exchange Commission about Arthur Andersen LLP, its former accountants, as Exhibit 99.1 to its Annual Report on Form 10-K which is annexed hereto as Exhibit 1 hereto and hereby incorporated herein by reference and solicited and received from such accountants a statement from them agreeing with the statements made by Registrant in response to Item 304(a) of Regulation S-K filed as Exhibit 99.2 to Registrant's Annual Report on Form 10-K which is annexed as Exhibit 2 hereto and hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(C)               Exhibits

1.                         Letter of Registrant dated March 22, 2002
2.                         Letter of Arthur Andersen LLP dated March 26,2002

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Atalanta/Sosnoff Capital Corporation
                                   --------------------------------------
                                                    (Registrant)


Date:  March 27, 2002              /s/ Kevin S. Kelly
       ---------------             --------------------------------------------
                                                  (Signature)
                                   Kevin S. Kelly, Senior Vice President
                                   and Chief Financial Officer



















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ATALANTA/SOSNOFF
CAPITAL CORPORATION 101 Park Avenue, New York, New York 10178-0008
(212) 867-5000
FAX (212) 922-1834


[LOGO]


March 22, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


                  Re:      Temporary Note 3T to Article 3 of Regulation S-X
                           ------------------------------------------------

Gentlemen:

The consolidated financial statements of Atalanta/Sosnoff Capital Corporation and subsidiaries as of December 31, 2001 and for the year then ended were audited by Arthur Andersen LLP which issued its report thereon dated March 15, 2002. Arthur Andersen LLP has represented to us by the annexed letter that its audit was subject to its quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Arthur Andersen personnel working on the audit and availability of national office consultation. It also stated that availability of personnel at foreign affiliates of Arthur Andersen was not relevant to its audit.


Very truly yours,

/s/ Kevin S. Kelly
-----------------------
Kevin S. Kelly,
Senior Vice President &
Chief Financial Officer



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                                               [ANDERSEN LOGO]

                                               Arthur Andersen LLP

                                               1345 Avenue of the Americas
                                               New York, NY 10105-0032

                                               www.andersen.com


March 26, 2002


Office of the Chief Accountant
Securities and Exchange Commision
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir or Madam:

We have read the first paragraph of Item 4 included in the Form 8-K dated March 22, 2002 of Atalanta/Sosnoff Capital Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.



Very truly yours,


/s/ Arthur Andersen LLP
---------------------------
Arthur Andersen LLP
























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